Exhibit 99.1

FOR IMMEDIATE RELEASE

Dot Ai Completes $65 Million All-Stock Acquisition of Envoy Technologies

●	Adds an established, revenue-generating electric vehicle carsharing business serving residential communities, hotels and resorts across the United States

●	Positions Dot Ai to support Envoy’s growth while extending its asset-intelligence technology into shared mobility

WILMINGTON, DELAWARE, OCTOBER 12, 2026 – CID HoldCo, Inc., doing business as Dot Ai (Nasdaq: DAIC) (“Dot Ai” or the “Company”), today announced that it has completed the acquisition of Envoy Technologies, Inc. (“Envoy”) from BladeRanger Ltd. (TASE: BLRN) in an all-stock transaction valued at approximately $65 million, based on an agreed reference price of $6.00 per share of Dot Ai common stock. The transaction also involved Blink Charging Co. (Nasdaq: BLNK), the holder of an outstanding convertible note issued by Envoy.

With the acquisition complete, Dot Ai now owns an established, revenue-generating business with an existing customer base and vehicles operating across the United States. Envoy offers all-electric carsharing as an on-site amenity at residential communities, hotels, resorts and campus properties across the United States. Residents and guests reserve vehicles by the hour or day through the Envoy app, while Envoy handles insurance, maintenance and day-to-day operations. Property owners gain a new amenity and a potential new revenue stream without buying or managing vehicles themselves.

“Dot Ai has spent years building technology around the movement and intelligence of physical assets,” said Edmund S. Nabrotzky, Chief Executive Officer of Dot Ai. “Envoy expands our reach into shared mobility, creating new opportunities to apply Dot Ai’s asset-intelligence technology in a growing market. This closing puts Dot Ai on a stronger foundation, addresses the stockholders’ equity requirement in front of us with Nasdaq, and gives us a platform we can grow.”

Nasdaq Listing

Dot Ai believes that, following the acquisition, it satisfies the $2.5 million minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1). The Company will submit evidence of compliance to the Nasdaq Hearings Panel, and its continued listing remains subject to the Panel’s confirmation. The closing follows the Company’s settlement of its senior secured debt and new working-capital financing, both completed in September.

Positioned to Grow

Envoy’s model has been deployed across multiple markets; the opportunity now is scale. Dot Ai intends to focus on expanding Envoy’s fleet and property footprint – adding residential, hospitality and campus properties in the United States and, over time, select international markets – and toward bringing Dot Ai’s asset-intelligence technology to Envoy’s fleet, where tracking, monitoring and managing vehicles is central to the business.

“Car access is becoming part of the amenity package in the same way residents and guests expect a gym, a pool or Wi-Fi,” said Shmulik Yannay, CEO of BladeRanger. “Envoy has been building toward that shift for years. This transaction gives us an opportunity to put that model in front of more owners and operators and make shared mobility a much more common part of the places people live and stay.”

“What stood out to me about Envoy is how much of the difficult work has already been done,” said Charles Maddox, Chief Financial Officer and Chief Operating Officer of Dot Ai. “The technology is built, customers are using it and the model has been deployed across multiple markets. The question was never whether Envoy works. With the acquisition closed, our focus turns to funding that growth and putting Dot Ai’s technology to work across Envoy’s fleet.”

Transaction Summary

Dot Ai acquired 100% of Envoy from BladeRanger in exchange for shares of Dot Ai common stock and Series C Convertible Preferred Stock, valued at the $6.00 reference price. Envoy’s existing $12.5 million convertible note, which was amended in connection with the closing, remains outstanding and will convert into Dot Ai common stock upon satisfaction of the applicable conversion conditions, including stockholder approval and effectiveness of a resale registration statement, subject to certain exceptions. The $65 million transaction value includes the shares issuable upon conversion of the convertible note. Following those conversions, BladeRanger is expected to hold a majority of Dot Ai’s common stock on an as-converted basis, subject to applicable conversion limitations and approvals. Dot Ai intends to seek stockholder approval for the issuance of common stock upon conversion of the Series C Convertible Preferred Stock, to the extent required under applicable Nasdaq rules, and the parties have agreed to use reasonable best efforts to obtain such approval by January 31, 2027. Such approval was not a condition to closing. The transaction was approved by Dot Ai’s Special Committee of independent directors and its Board of Directors.

About Dot Ai (CID HoldCo, Inc.)

Dot Ai (Nasdaq: DAIC) is an ambient IoT and asset-intelligence company. Its Industrial Bridge reader and patent-pending on-metal and wet-environment antenna technology make battery-free ambient tags readable in industrial and outdoor conditions, and its U.S. Patent No. 11,017,189 covers the vehicle-as-reader architecture in which a moving reader dynamically tracks moving beacons. Dot Ai serves an industrial partner ecosystem. For more information, visit https://daic.ai.

About Envoy Technologies, Inc.

Envoy is an electric vehicle fleet technology and EV-sharing company headquartered in Culver City, California, offering all-electric carsharing as a premium amenity for residential, hospitality and campus properties. By partnering with real estate owners and operators, Envoy transforms mobility into a premium property amenity, reducing parking demand, cutting reliance on individual car ownership, and helping developers meet the moment on sustainability and urban planning. Envoy is a wholly owned subsidiary of Dot Ai (Nasdaq: DAIC).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding the anticipated benefits of the acquisition of Envoy, including, for example, the expected expansion of the Company’s commercial operations and market presence; opportunities to introduce and integrate Dot Ai’s asset-intelligence technology into Envoy’s existing platform and operations; the potential expansion of Envoy’s electric vehicle carsharing business into additional residential, hospitality, campus and international markets; anticipated revenue opportunities and future growth; the Company’s ability to successfully integrate Envoy’s business and operations; the Company’s belief regarding its stockholders’ equity and its ability to regain and maintain compliance with applicable Nasdaq listing requirements; the Company’s ability to obtain the required stockholder approval in connection with the transaction and the anticipated conversions of the Series C preferred stock and Envoy convertible note; and the Company’s ability to support Envoy’s operations and expansion. All forward-looking statements are based on Dot Ai’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are subject to risks and uncertainties — including the risk that required stockholder, Nasdaq, or regulatory approvals may not be obtained, that Nasdaq may not accept the Company’s evidence of compliance with the stockholders’ equity requirement, that the Company may not successfully integrate Envoy’s operations, that anticipated benefits and synergies of the acquisition may not be realized, that additional financing may not be available on acceptable terms or at all, and that the Company may be unable to regain or maintain compliance with applicable Nasdaq listing requirements — that could cause actual results to differ materially from those expressed in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Dot Ai assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Important Information for Stockholders

In connection with the proposed transactions, the Company intends to file a proxy statement with the SEC. The Company also plans to file other documents with the SEC regarding the proposed transactions. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be filed with the SEC and mailed to the stockholders of record of the Company. The Board will set the record date prior to mailing the definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions. Information regarding the executive officers and directors of the Company is set forth in the Company’s definitive proxy statement for the Company’s 2026 annual meeting of stockholders filed with the SEC on April 17, 2026 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 11, 2026. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the transactions contemplated by the Purchase Agreement.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

# # #

3